Vanguard Chester Funds

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” for Vanguard Target Retirement Funds is revised to indicate that Michael H. Buek, William Coleman, and Walter Nejman together co-manage the Vanguard Target Retirement Funds.

As of January 31, 2013, Mr. Buek managed 11 other registered investment companies with total assets of $163 billion, all or a portion of four other pooled investment vehicles with total assets of $3.1 billion, and one other account with total assets of $4.6 billion (advisory fees not based on account performance).

As of January 31, 2013, the named portfolio managers did not own any shares of the Vanguard Target Retirement Funds.

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